UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July  27, 2009

SOLUTIA INC.
(Exact name of registrant as specified in its charter)

DELAWARE
(State of Incorporation)

001-13255	43-1781797
(Commission File Number)	(IRS Employer Identification No.)

575 Maryville Centre Drive, P.O. Box 66760, St. Louis, Missouri	63166-6760
(Address of principal executive offices)	(Zip Code)

(314) 674-1000
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events.

Solutia, Inc. (“Solutia” or the “Company”) has recast its consolidated financial statements for all periods presented to reflect (i) the Company’s retrospective application of the presentation of noncontrolling interests as provided by Statement of Financial Accounting Standards (“SFAS”) No. 160,  Noncontrolling Interests in Consolidated Financial Statements, an Amendment of ARB No. 51, which was adopted by the Company on January 1, 2009, and (ii) presentation of the Company’s Integrated Nylon business as discontinued operations in accordance with the terms of the definitive sale agreement between the Company and S.K. Capital Partners II, L.P., which was entered into on March 31, 2009.  These changes were previously reflected in the Company’s most recent Quarterly Report on Form 10-Q for the quarter ended March 31, 2009 that was filed with the Securities and Exchange Commission on May 7, 2009.

The following sections of the 2008 Form 10-K are being filed (such sections are filed as Exhibits hereto and hereby incorporated by reference herein):

•	Part II — Item 6. Selected Financial Data.

•	Part II — Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations.

•	Part II — Item 8. Financial Statements and Supplementary Data.

The Company has included the entire text of the affected sections.  No sections of the 2008 Form 10-K other than those identified above are being revised by this filing.  Information in the 2008 Form 10-K is generally stated as of December 31, 2008 and this filing does not reflect any subsequent information or events other than the adoption of SFAS No. 160 and the recast of the Integrated Nylon business’ presentation as discontinued operations in accordance with the terms of the definitive sale agreement between the Company and S.K. Capital.  Without limitation of the foregoing, this filing does not purport to update the Management’s Discussion and Analysis of Financial Condition and Results of Operations contained in the 2008 Form 10-K for any information, uncertainties, transactions, risks, events or trends occurring, or known to management.  More current information is included in the Company’s other filings with the Commission.  This Current Report on Form 8-K should be read in conjunction with the 2008 Form 10-K, the March 2009 Form 10-Q and the Company’s other filings.  Other filings contain important information regarding events, developments and updates to certain expectations of the Company that have occurred since the filing of the 2008 Form 10-K and the March 2009 Form 10-Q.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description of Exhibit

23	Consent of Independent Registered Public Accounting Firm
99.1	Item 6 of Form 10-K for the fiscal year ended December 31, 2008: Selected Financial Data
99.2	Item 7 of Form 10-K for the fiscal year ended December 31, 2008: Management's Discussion and Analysis of Financial Condition and Results of Operations
99.3	Item 8 of Form 10-K for the fiscal year ended December 31, 2008: Financial Statements and Supplementary Data
99.4	Supplemental Schedule II - Valuation and Qualifying Accounts for the years ended December 31, 2008, 2007 and 2006

SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED.

SOLUTIA INC.
By:	/s/ Paul J. Berra, III
	Name:	Paul J. Berra, III
	Title:	Senior Vice President, General Counsel and Chief Administrative Officer

DATE:  July 27, 2009

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

23	Consent of Independent Registered Public Accounting Firm
99.1	Item 6 of Form 10-K for the fiscal year ended December 31, 2008: Selected Financial Data
99.2	Item 7 of Form 10-K for the fiscal year ended December 31, 2008: Management's Discussion and Analysis of Financial Condition and Results of Operations
99.3	Item 8 of Form 10-K for the fiscal year ended December 31, 2008: Financial Statements and Supplementary Data
99.4	Supplemental Schedule II - Valuation and Qualifying Accounts for the years ended December 31, 2008, 2007 and 2006